                                                                   EXHIBIT 10.22

                                             Portions of this document indicated
                                             by an ++ have been omitted and
                                             filed separately with the
                                             Securities and Exchange Commission
                                             pursuant to a request for
                                             confidential treatment of such
                                             information.

            Supplementary Agreement to the OEM Manufacturing Contract

                                     Between
   Shandong Xiaoya Group Company Limited (hereinafter referred to as "Xiaoya")
                                       And
      TurboChef Technologies Inc. (hereinafter referred to as "TurboChef")

After friendly negotiations, both Xiaoya and TurboChef enter into the following supplementary agreement which will be regarded as the legal supplement and amendment for the OEM manufacturing contract that was signed by both parties on May 19/th/, 2000.

1) From Apr. 2002 to Aug. 2003, Turbochef agrees to purchase ++ additional units of TurboChef C3 commercial countertop ovens (hereinafter referred to as "C3 oven" or "C3 ovens") from Xiaoya as per the attached Schedule B. Both parties may agree to amend the production schedule under mutually acceptable terms and conditions. The FOB QINGDAO, CHINA unit price for the first ++ C3 ovens (single phase US or single phase UK) is agreed by both parties to be ++ USDollars/unit, and the FOB QINGDAO, CHINA unit price for next ++ C3 ovens (single phase US or single phase UK) is agreed to be ++ USDollars/unit. The unit price of a three phase oven shall be ++ USDollars/unit greater than the single phase unit price, as agreed to above.
2) As per agreement, Xiaoya is responsible for purchasing parts and components for C3 oven. However, TurboChef is responsible for purchasing and shipping parts to China that are only available in USA, which is called USA sourced parts and components. The price for USA sourced parts and components is CIF JINAN, CHINA price. The list and price for USA sourced parts and components are listed on the BOM (Schedule A). Each time TurboChef brings USA sourced parts and components from USA a meeting should be held between Xiaoya and TurboChef to review the list and make any changes to the items listed, prices and shipping costs. Invoices will be provided by both parties if required. As both TurboChef and Xiaoya desire to purchase all components from China/Asia sources, the goal is that Xiaoya will eventually source all USA sourced parts and components. Any USA parts and components sourced by Xiaoya and approved by TurboChef that cost less than USA BOM prices, Xiaoya has the right to keep the savings. Prior to purchasing any parts on TurboChef's behalf, Xiaoya will first utilize all the parts already purchased by TurboChef.
3) TurboChef will TT full price less cost of USA sourced parts and components to Xiaoya before shipment in lots, then Xiaoya will effect the shipments.
4) TurboChef will supply 3 phase purchasing parts to Xiaoya during the course of this agreement.

SHANDONG XIAOYA GROUP CO. LTD.                      TURBOCHEF TECHNOLOGIES INC.
CHAIRMAN: SHI SHOUGONG                              CHAIRMAN: JEFFREY BOGATIN

/s/ Shi Shougong                                    /s/ Jeffrey B. Bogatin
-------------------------------                     ----------------------------
(SIGNATURE AND STAMP, DATE)                         (SIGNATURE AND STAMP, DATE)

                                  [++ represents confidential treatment request]

                     --------------------------------------------------------------------------------------------------------
REV March 11th                                                    SCHEDULE A                              C3 Ext Unit
-----------------------------------------------------------------------------------------------------------------------------
       Part No                       BML                                                                  5000 UNITS
-----------------------------------------------------------------------------------------------------------------------------
       NUMBER        REV             QTY      DESCRIPTION                                                   INCLUDE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         CHINA SOURCED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             ITEMS
-----------------------------------------------------------------------------------------------------------------------------
   PURCHASE PARTS         # item
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
        19761         B      1      4.00   Leg  4"                                                            ++
-----------------------------------------------------------------------------------------------------------------------------
        C0076         B      1      1.00   MOTOR, FLANGE MOUNT, 1 HP                                          ++
-----------------------------------------------------------------------------------------------------------------------------
        C0185                1      1.00   CATALYTIC CONVERTER                                                ++
-----------------------------------------------------------------------------------------------------------------------------
        C0238                1      1.00   VACUUM FLUORESCENT DISPLAY                                         ++
-----------------------------------------------------------------------------------------------------------------------------
        C0254         D      1      1.00   COVER, DOOR PLASTIC                                                ++
-----------------------------------------------------------------------------------------------------------------------------
        C0262                1      1.00   MAGNETRON BLOWER                                                   ++
-----------------------------------------------------------------------------------------------------------------------------
        C0265                1      1.00   SMT CONTROL                                                        ++
-----------------------------------------------------------------------------------------------------------------------------
        C0280                1      1.00   HEATSINK   & SSR  Assy                                             ++
-----------------------------------------------------------------------------------------------------------------------------
        C0282                1      1.00   SPROCKET, MODIFIED, STIRRER SHAFT                                  ++
-----------------------------------------------------------------------------------------------------------------------------
        C0283                1      1.00   SPROCKET, MODIFIED, MOTOR                                          ++
-----------------------------------------------------------------------------------------------------------------------------
        C0284                1      1.00   BELT, TIMING, 0.80 PITCH                                           ++
-----------------------------------------------------------------------------------------------------------------------------
        C0286                1      1.00   EMI FILTER                                                         ++
-----------------------------------------------------------------------------------------------------------------------------
        C0322                1      1.00   CIRCUIT BREAKER, 35A DP W/ TRIP                                    ++
-----------------------------------------------------------------------------------------------------------------------------
        C0325         B      1      1.52   SEAL, ENVIRONMENTAL                                                ++
-----------------------------------------------------------------------------------------------------------------------------
        C0332         A      0      0.00   WATLOW 240V   HEATER                                               ++
-----------------------------------------------------------------------------------------------------------------------------
        C0333                       1.00   WATLOW 208V HEATER                                                 ++
-----------------------------------------------------------------------------------------------------------------------------
        C0337                1      9.00   SPEED CLIP                                                         ++
-----------------------------------------------------------------------------------------------------------------------------
        C0338                1      9.00   BALL STUD                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
        C0353                1      1.00   STRAIN RELIEF  BACK PANEL                                          ++
-----------------------------------------------------------------------------------------------------------------------------
        C0399                1      0.51   20" CABLE, 3X #3 SHIELDED, UL2501                                  ++
-----------------------------------------------------------------------------------------------------------------------------
        C0401                1      1.54   WIRE UL 3239, 16 AWG WHITE (HIGH VOLTAGE                           ++
-----------------------------------------------------------------------------------------------------------------------------
        C0504                1      2.00   WASHER, NYLON                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
        C0505                1      1.00   Lock washer for Stir Blade M4                                      ++
-----------------------------------------------------------------------------------------------------------------------------
        C0541                1      2.00   cam follower                                                       ++
-----------------------------------------------------------------------------------------------------------------------------
        C0542                1      2.00   SPRING                                                             ++
-----------------------------------------------------------------------------------------------------------------------------
       C0554-1               0      1.00   Power Plug                                                         ++
-----------------------------------------------------------------------------------------------------------------------------
       C0554-2               0      2.30   32A240V 2P 3WIREPOWER CORD  METERE                                 ++
-----------------------------------------------------------------------------------------------------------------------------
        C0708                1      2.00   HELPER SPRING                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
        C0792                1      1.00   ETL Label                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
        C0911                0      0.00   Aspen Motor & Controller                                           ++
-----------------------------------------------------------------------------------------------------------------------------
        C0921                1      1.00   Overlay for Key Pad Marnot                                         ++
-----------------------------------------------------------------------------------------------------------------------------
        C0980                0      3.00   EMI FILTER 3-PHASE CORCOM
-----------------------------------------------------------------------------------------------------------------------------
        C0981                0      1.00   EGO-HI LIMIT SWITCH
-----------------------------------------------------------------------------------------------------------------------------
        C0982                0      2.00   Heater CIRCUIT Breaker  3 phase                                    ++
-----------------------------------------------------------------------------------------------------------------------------
        C0984                0      1.00   MAG CIRCUIT BREAKER RELAY                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       C0984-1                      1.00   MAG CIRCUIT BREAKER RELAY ADD-ON
-----------------------------------------------------------------------------------------------------------------------------
        C0985                0      1.00   CRYDOM RELAY -3 PHASE
-----------------------------------------------------------------------------------------------------------------------------
       C100206               1      1.00   CAPACITOR, DUAL, 1.05uF, 1.15, 2500VAC                             ++
-----------------------------------------------------------------------------------------------------------------------------
       C100441               1      1.00   CONTROLLER, MOTOR SP200                                            ++
-----------------------------------------------------------------------------------------------------------------------------
       C100730               1      1.00   KEY, WOODRUFF, SS, #605                                            ++
-----------------------------------------------------------------------------------------------------------------------------
       C100860               1      1.00   MAGNETRON                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       C101733               1      1.00   SPRING, COMPRESSION                                                ++
-----------------------------------------------------------------------------------------------------------------------------
       C102065               1      2.00   THERMOCOUPLE, TYPE K, 1/16"                                        ++
-----------------------------------------------------------------------------------------------------------------------------

1                 [++  represents confidential treatment request]


       C102091               1       1.00  TRANSFORMER, FILAMENT, H.V                                         ++
-----------------------------------------------------------------------------------------------------------------------------
       C102093               1       1.00  TRANSFORMER, H.V 820MW4                                            ++
-----------------------------------------------------------------------------------------------------------------------------
       C102650               1       2.00  WAVESPRING WASHER, 9"                                              ++
-----------------------------------------------------------------------------------------------------------------------------
       C102708               1       1.00  BLOWER WHEEL (HEAT SLINGER)                                        ++
-----------------------------------------------------------------------------------------------------------------------------
      C7001199               1       0.16  WIRE, THERMOCOUPLE                                                 ++
-----------------------------------------------------------------------------------------------------------------------------
      C7001321               1       1.00  SEAL RING WAVE GUIDE                                               ++
-----------------------------------------------------------------------------------------------------------------------------
      C7001333               1       1.00  SEAL PLUG, TEFLON                                                  ++
-----------------------------------------------------------------------------------------------------------------------------

     C7001339-1       A      1       1.00  ASSY, WAVEGUIDE CLAMP                                              ++
-----------------------------------------------------------------------------------------------------------------------------
      M7264-1                1       2.30  USA POWER CORD, 40 AMP, 250V,2 POLE 3 WIRE                         ++
-----------------------------------------------------------------------------------------------------------------------------
      M7264-2                1       1.00  USA PLUG, NEMA 6-5OP                                               ++
-----------------------------------------------------------------------------------------------------------------------------
       M9608          A      1       1.00  POWER SUPPLY, 24 VDC                                               ++
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              ++
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      C102070                1       1.00  THERMOSTAT, KLIXON                                                 ++
-----------------------------------------------------------------------------------------------------------------------------
      C102085                1       1.00  THERMOSTAT, 120 F, CLOSE ON RISE                                   ++
-----------------------------------------------------------------------------------------------------------------------------
       C0278                 1       3.00  RELAY                                                              ++
-----------------------------------------------------------------------------------------------------------------------------
       C0309                 1       4.00  SOCKET,                                                            ++
-----------------------------------------------------------------------------------------------------------------------------
       C0330          A      1       3.00  SWITCH, DOOR Omron                                                 ++
-----------------------------------------------------------------------------------------------------------------------------
       C0900                 1      120.00 WELD NUTS,M4                                                       ++
-----------------------------------------------------------------------------------------------------------------------------
       C0901                 1       10.00 WELD NUTS, M5                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
      C100891                1       1.00  MOTOR, STIRRER, 6 RPM                                              ++
-----------------------------------------------------------------------------------------------------------------------------
       R7603                 1       1.00  THERMOSTAT, HIGH LIMIT                                             ++
-----------------------------------------------------------------------------------------------------------------------------
       C0910                 1       1.00  Axial Fan                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       C0020                 1       1.00  LABEL, CAUTION MICROWAVES                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       C0167                 1       1.00  CAP, BLOWER                                                        ++
-----------------------------------------------------------------------------------------------------------------------------
       C0256          B      1       1.00  INSULATION KIT                                                     ++
-----------------------------------------------------------------------------------------------------------------------------
       C0264                 1       1.00  KEYPAD, DECAL                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
       C0267                 1       1.00  HANDLE, COOK CHAMBER DOOR                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       C0279                 1       4.00  SPACER for pc board                                                ++
-----------------------------------------------------------------------------------------------------------------------------
       C0289                 1       1.00  SHAFT, STIRRER                                                     ++
-----------------------------------------------------------------------------------------------------------------------------
       C0290                 1       1.00  HUB, STIRRER                                                       ++
-----------------------------------------------------------------------------------------------------------------------------
       C0293                 1       1.00  Din Rail 5.9"                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
       C0294                 1       1.00  Din Rail 5.10"                                                     ++
-----------------------------------------------------------------------------------------------------------------------------
       C0298          A      1       4.00  SPACER, BLOWER MOUNT                                               ++
-----------------------------------------------------------------------------------------------------------------------------
       C0312          A      1       1.00  INSULATION, BTU BLOCK, 4X6X.44 THICK(DOOR)                         ++
-----------------------------------------------------------------------------------------------------------------------------
       C0321                 1       1.00  FAN GUARD                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       C0339                 1       2.00  FITTING, THERMOCOUPLE                                              ++
-----------------------------------------------------------------------------------------------------------------------------
       C0342                 1       1.00  HEATER, GASKET                                                     ++
-----------------------------------------------------------------------------------------------------------------------------

       C0350                 1       2.00  SPACER, PHENOLIC (JUST FOR BLODGETT HANDLE)                        ++
-----------------------------------------------------------------------------------------------------------------------------
       C0351          A      1       4.00  STANDOFF, #6X.437                                                  ++
-----------------------------------------------------------------------------------------------------------------------------
       C0422          A      1       1.00  Label DATA RATING PLATE & SERIA                                    ++
-----------------------------------------------------------------------------------------------------------------------------
       C0424          A      1       1.00  LABEL, FUSE WARNING                                                ++
-----------------------------------------------------------------------------------------------------------------------------
       C0502                 1       2.00  DOWEL PIN                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       C0506                 1       2.00  BEARING                                                            ++
-----------------------------------------------------------------------------------------------------------------------------
       C0511                 1       2.00  BEARING                                                            ++
-----------------------------------------------------------------------------------------------------------------------------
       C0575                 1       1.00  DOOR INSULATION                                                    ++
-----------------------------------------------------------------------------------------------------------------------------
       C0581                 1       1.00  NAMEPLATE, "TURBOCHEF"                                             ++
-----------------------------------------------------------------------------------------------------------------------------
       C0606                 1       1.00  LABEL, EQUIPotentia symbol                                         ++
-----------------------------------------------------------------------------------------------------------------------------


2                 [++  represents confidential treatment request]

     C0653            L      1       1.00  E-PROM CHIP                                                        ++
-----------------------------------------------------------------------------------------------------------------------------
     C0701                   1       2.00  12 AMP FUSE ,ATM-12                                                ++
-----------------------------------------------------------------------------------------------------------------------------
     C0702                   1       1.00  25 AMP FUSE, ATM-25 OR 25Agf                                       ++
-----------------------------------------------------------------------------------------------------------------------------
     C0703                   1       3.00  FUSE HOLDER,FERRAZ SHAWMUT US3J                                    ++
-----------------------------------------------------------------------------------------------------------------------------
     C0704                   1       4.00  TERMINAL BLOCK, PHOENIX  UK 6N                                     ++
-----------------------------------------------------------------------------------------------------------------------------
     C0705                   1       2.00  END COVER, PHOENIX   D-UK4/10                                      ++
-----------------------------------------------------------------------------------------------------------------------------
     C0706                   1       1.00  FIXED BRIDGE SCREW FB 10-8                                         ++
------------------------------------       ----------------------------------------------------------------------------------
     C0714                   1       0.50  50ML LIQUID LOCK-TITE 272 (HIGH TEMPERATURE)                       ++
-----------------------------------------------------------------------------------------------------------------------------
     C0715                   1       18.75 insulation tape 425                                                ++
-----------------------------------------------------------------------------------------------------------------------------
     C0716                   1       1.00  LABEL, HIGH VOLTAGE LABEL (33570)                                  ++
-----------------------------------------------------------------------------------------------------------------------------
     C0717                   1       1.00  LABEL,  CAUTION HOT  (11699)                                       ++
-----------------------------------------------------------------------------------------------------------------------------
     C0718                   1       1.00  Shrink Tubing 2mm                                                  ++
-----------------------------------------------------------------------------------------------------------------------------
     C0721                   1       1.00  Shrink Tubing 10 mm                                                ++
-----------------------------------------------------------------------------------------------------------------------------
     C0723                   1       1.00  Shrink Tubing 18mm                                                 ++
-----------------------------------------------------------------------------------------------------------------------------
     C0724                   1       2.00  High Voltage Insulation for Heater Connections 6mm                 ++
-----------------------------------------------------------------------------------------------------------------------------
     C0793                   1       1.00  MONTH & YEAR LABLE FOR DATA PLATE                                  ++
-----------------------------------------------------------------------------------------------------------------------------
     C0794                   1       1.00  SERIAL NUMBERS FOR DATA PLATE                                      ++
-----------------------------------------------------------------------------------------------------------------------------
     C0795                   1       1.00  Serial Number to put on Label on  Front of Oven                    ++
-----------------------------------------------------------------------------------------------------------------------------
     C0797                   1       1.00  Serial number Label on Front Flange                                ++
-----------------------------------------------------------------------------------------------------------------------------
     C0798                   1       1.00  TerminaL BLOCK, Label 1                                            ++
-----------------------------------------------------------------------------------------------------------------------------
     C0799                   1       1.00  Termainal Block Label 2                                            ++
-----------------------------------------------------------------------------------------------------------------------------
     C0800                   1       1.00  Waring Label Baby Food                                             ++
-----------------------------------------------------------------------------------------------------------------------------
     C0801                   1       1.00  Warning Label container Food                                       ++
-----------------------------------------------------------------------------------------------------------------------------
     C0802                   1       1.00  Relay Label1                                                       ++
-----------------------------------------------------------------------------------------------------------------------------
     C0803                   1       1.00  Relay Label2                                                       ++
-----------------------------------------------------------------------------------------------------------------------------
     C0804                   1       1.00  Relay Label 3                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
     C0805                   1       1.00  Relay Label 4                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
     C0806                   1       1.00  Relay Label 5                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
     C0807                   1       1.00  Fuse Label 1                                                       ++
-----------------------------------------------------------------------------------------------------------------------------
     C0808                   1       1.00  Fuse Label2                                                        ++
-----------------------------------------------------------------------------------------------------------------------------
     C0809                   1       1.00  Fuse Label 3                                                       ++
-----------------------------------------------------------------------------------------------------------------------------
   C100173-1                 1       25.00 CABLE TIE CLAMP                                                    ++
-----------------------------------------------------------------------------------------------------------------------------
   C100173-2                 1       90.00 NYLON CABLE TIES                                                   ++
-----------------------------------------------------------------------------------------------------------------------------
   C1001961A                 1       1.00  STRAIN RELIEF MOTOR                                                ++
-----------------------------------------------------------------------------------------------------------------------------
    C100480                  1       1.00  DIODE                                                              ++
-----------------------------------------------------------------------------------------------------------------------------
    C100690                  1       1.00  INSULATOR, KLIXON                                                  ++
-----------------------------------------------------------------------------------------------------------------------------
    C100791                  1       0.50  LIQUID `Locktitie 240                                              ++
-----------------------------------------------------------------------------------------------------------------------------
    C102744                  1       2.00  LABEL, WARNING (DO NOT REMOVE)                                     ++
-----------------------------------------------------------------------------------------------------------------------------
    C2647522                 1       1.00  LABEL,  CC Fuse                                                    ++
-----------------------------------------------------------------------------------------------------------------------------
    C2647523                 1       1.00  LABEL, HIGH VOLTAGE                                                ++
-----------------------------------------------------------------------------------------------------------------------------
    C2647524                 1       1.00  Label, Exposure to Microwave Warning                               ++
-----------------------------------------------------------------------------------------------------------------------------
    C2647525                 1       4.00  LABEL, SERVICE CAUTION                                             ++
-----------------------------------------------------------------------------------------------------------------------------
    C2656129                 1       1.00  LABEL, UL LISTING                                                  ++
-----------------------------------------------------------------------------------------------------------------------------
     C32341                  1       1.00  CE Label                                                           ++
-----------------------------------------------------------------------------------------------------------------------------
     C4168                   1       1.00  Ground Lug                                                         ++
-----------------------------------------------------------------------------------------------------------------------------
    C7000284                 1       1.00  SHIM, SHAFT SEAL                                                   ++
-----------------------------------------------------------------------------------------------------------------------------
    C7000493                 1       1.00  LABEL, PATENT                                                      ++
-----------------------------------------------------------------------------------------------------------------------------
    C7001154                 1       1.00  LABEL, DANGER, EXPOSED FAN                                         ++
-----------------------------------------------------------------------------------------------------------------------------
    C7001177                 1       1.00  BLOCK, BEARING, BLOWER SEAL                                        ++
-----------------------------------------------------------------------------------------------------------------------------

3                 [++  represents confidential treatment request]

      C7001213               1      1.00   PLUG, WAVEGUIDE, QUARTZ                                            ++
-----------------------------------------------------------------------------------------------------------------------------
      C7001406               1      1.00   LABEL, FCC/FDA NOTICE                                              ++
-----------------------------------------------------------------------------------------------------------------------------
        R1580                1      4.00   terminal block & STOPS FOR CB,                                     ++
-----------------------------------------------------------------------------------------------------------------------------
        R2331                1      3.25   silicone gasket  (meters)                                          ++
-----------------------------------------------------------------------------------------------------------------------------
       R7603-1               1      1.00   FITTING, THERMOSTAT                                                ++
-----------------------------------------------------------------------------------------------------------------------------
        M3951                1     25.00   Double backed Tape for Cable Ties                                  ++
-----------------------------------------------------------------------------------------------------------------------------
        C0950                1      1.00   Wire Labels                                                        ++
-----------------------------------------------------------------------------------------------------------------------------
        C0263                1      1.00   PLATTER, CERAMIC
-----------------------------------------------------------------------------------------------------------------------------
        C0609                1      1.00   Ref Dwg for Label Distribution                                     ++
-----------------------------------------------------------------------------------------------------------------------------
        C0611                1      1.00   Ref Dwg for Power Cord Installation                                ++
-----------------------------------------------------------------------------------------------------------------------------
        C0711                       1.00   HEAT SINK FOR SSRS                                                 ++
-----------------------------------------------------------------------------------------------------------------------------
                                           20 ML NON-SILICONE HEAT TRANSFER COMPOUND
        C0712                       0.50   Electrolube HTC 20S HK WENTWORTH LIMITED                           ++
-----------------------------------------------------------------------------------------------------------------------------
        C0713                       2.00   RESISTORS ON SSR (VOLTAGE SUPRESSOR)                               ++
-----------------------------------------------------------------------------------------------------------------------------
        C0796                1      1.00   SchEMATIC DIAGRAM on inside RHS cover                              ++
-----------------------------------------------------------------------------------------------------------------------------
        C0920                       1.00   ZDI Process                                                        ++
-----------------------------------------------------------------------------------------------------------------------------
      C7000302               1      1.00   CERAMIC, WAVEGUIDE CAP                                             ++
-----------------------------------------------------------------------------------------------------------------------------
        C0951                1             Motor Vibration Test Procedure
-----------------------------------------------------------------------------------------------------------------------------
        C0952                              Cusome Audit Procedure
-----------------------------------------------------------------------------------------------------------------------------
        C0953                              Unit Test Procedure
-----------------------------------------------------------------------------------------------------------------------------
                                           Stainless
-----------------------------------------------------------------------------------------------------------------------------
                                    1.00   FREIGHT FROM USA inculded $10 to CC & $5 to Seal ring
                                           wave guide
-----------------------------------------------------------------------------------------------------------------------------
                                           TOTAL USD$ Xiaoya Supplied Parts                                   ++
-----------------------------------------------------------------------------------------------------------------------------
                            140     503.83 TOTAL USD$                                                         ++
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           Total RMB                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
                                           Frt & Customs Clearance
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   DELETED PARTS
-----------------------------------------------------------------------------------------------------------------------------
        M9609                1      1.00   AXIAL FAN                                                          ++
-----------------------------------------------------------------------------------------------------------------------------
        C0184                1      1.00   HEATER ELEMENT, 240V                                               ++
-----------------------------------------------------------------------------------------------------------------------------
        C0232              DELETE   1.00   HEATER GASKET
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
        C0291         A    DELETE   2.00   HINGE, DOOR
-----------------------------------------------------------------------------------------------------------------------------
        C0324         A     del     1.00   RUBBER GASKET
-----------------------------------------------------------------------------------------------------------------------------
        C0328         A    DELETE   1.00   TERMINAL BLOCK, ASSEMBLY, 3 POSITION
-----------------------------------------------------------------------------------------------------------------------------
        C0329              DELETE          TERMINAL BLOCK, ASSEMBLY, 6 POSITION
-----------------------------------------------------------------------------------------------------------------------------
        C0359         A    Delete   1.00   Wire Harnesses for C3
-----------------------------------------------------------------------------------------------------------------------------
        C0420         A             1.00   SCHEMATIC DIAGRAM
-----------------------------------------------------------------------------------------------------------------------------
        C0360              DELETE   1.00   INSULATION, DOOR
-----------------------------------------------------------------------------------------------------------------------------
        C0375                       1.00   24 VOLT COIL @ 240 V
-----------------------------------------------------------------------------------------------------------------------------
        C0700              Delete   1.00   DELTA VFD-S MOTOR CONTROLLER
-----------------------------------------------------------------------------------------------------------------------------
        C0391         D     del     1.00   TERMINAL BLOCK, 2 POSITION
-----------------------------------------------------------------------------------------------------------------------------
        C0413         C    DELETE          NEW DOOR SWITCH
-----------------------------------------------------------------------------------------------------------------------------
        C0423         A    Delete   1.00   L
-----------------------------------------------------------------------------------------------------------------------------
        C0597               del     1.00   RESISTOR, 1K
-----------------------------------------------------------------------------------------------------------------------------
        C0599               del     2.00   FITTING, #6
-----------------------------------------------------------------------------------------------------------------------------


4                 [++  represents confidential treatment request]

        C2646524           DELETE          LABEL, UL LISTING
-----------------------------------------------------------------------------------------------------------------------------
        C6050060           DELETE          PLATE, MOTOR INTERFACE
-----------------------------------------------------------------------------------------------------------------------------
        C7001253           Delete   1.00   LABEL, CAUTION "HOT SURFACES"
-----------------------------------------------------------------------------------------------------------------------------
        C7000339           DELETE          LABEL, PREVENTIVE MAINTENANCE
-----------------------------------------------------------------------------------------------------------------------------
        C700-1322          DELETE          WIRE STOP, WAVEGUIDE SEAL(PART OF 700-1339)
-----------------------------------------------------------------------------------------------------------------------------
           CBD             DELETE          SERIAL PLATE
-----------------------------------------------------------------------------------------------------------------------------
          CO296            DELETE   1.00   HEATER ELEMENT, 208V
-----------------------------------------------------------------------------------------------------------------------------
          CO383            DELETE          HINGE, DOOR
-----------------------------------------------------------------------------------------------------------------------------
          CO453       A    DELETE   3.00   DOOR SWITCH
-----------------------------------------------------------------------------------------------------------------------------
          CO463            DELETE          DOOR HINGE ASS, .25" BEARING
-----------------------------------------------------------------------------------------------------------------------------
          M0158             del     3.00   FUSE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------
          M3951            DELETE   1.00   TAPE, FOAM, CLOSED CELL
-----------------------------------------------------------------------------------------------------------------------------
          M7264            DELETE   1.00   CORD SET 40 AMP 250V 2P 3 WIRE
-----------------------------------------------------------------------------------------------------------------------------
          M9422            DELETE          SWITCH, PRESSURE
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
         No Cost
-----------------------------------------------------------------------------------------------------------------------------
          TO451       A             1.00   INSULATION LAYOUT
-----------------------------------------------------------------------------------------------------------------------------
          T0598             NEW     1.00   ASSY, RESISTOR
-----------------------------------------------------------------------------------------------------------------------------
          T0609             NEW     1.00   DISTRIBUTION DWG. OF LABEL
-----------------------------------------------------------------------------------------------------------------------------
          T0611             NEW     1.00   INSTALLATION REF. OF  CORD
-----------------------------------------------------------------------------------------------------------------------------
                                   169.00  Original Contract  May 00
                                           Total

                                           Status as of Jan 2001
                                   146.00  Same Parts

                                    34.00  New Parts

                                   -23.00  Deleted Parts

                                   157.00  Total

                                           Variance from May 00 contract

                                           Major
                                           Variances
                                           Axial Fan
                                           Circuit reaker
                                           Wire Harness
                                           contollers
                                           Quartz
                                           transformers
                                           new parts less
                                           deleted 1 hp
                                           motor seal
                                           ring wave
                                           guide Blower
                                           cap EMI Filter
                                           Total

                                   Schedule B
                                   ----------

                                Delivery Schedule
                                -----------------

                         Units

April 2002                ++
May 2002                  ++
June 2002                 ++
July  2002                ++
August 2002               ++
September 2002            ++
October 2002              ++
November 2002             ++
December 2002             ++
January 2003              ++
February 2003             ++
March 2003                ++
April 2003                ++
May 2003                  ++
June 2003                 ++
July 2003                 ++
August 2003               ++

                                  [++ represents confidential treatment request]